                                 Exhibit 10.16

                 AMENDMENT TO CAPITAL STOCK PURCHASE AGREEMENT


     THIS AMENDMENT TO CAPITAL STOCK PURCHASE AGREEMENT, dated as of the 30th day of November, 1995, by and among Airborne For Men, Ltd., a Rhode Island corporation having a principal place of business at One Metro Park Drive, Cranston, RI 02910 ("Seller"), and Capital Video Corporation, having a mailing address of 288 Reservoir Avenue, Cranston, RI 02910 ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller the parties entered into a Capital Stock Purchase and Sale Agreement dated as of the 30th day of November, 1995 (the "Capital Stock Purchase Agreement") pursuant to which Seller agreed to sell, and Buyer agreed to buy, all the issued and outstanding shares of capital stock of Eastern Sales, Inc., a Rhode Island corporation ("Eastern Sales"), and Airoldco, Inc., a Rhode Island corporation formerly known as Airborne East, Inc. ("Airborne East") (Eastern Sales and Airborne East sometimes hereinafter collectively referred to as the "Companies"); and

     WHEREAS, the parties desire to amend certain provisions of said Capital Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Section 1.2 of the Capital Stock Purchase Agreement is hereby amended by deleting said Section 1.2 in its entirety and by inserting the following:

     Section 1.2  Consideration to be Paid

          The aggregate consideration to be paid by Buyer to Seller for the Purchased Stock shall be Seven Hundred Twenty-Six Thousand Five Hundred Eighty-Seven Dollars and Forty-Six Cents ($726,587.46) payable as follows:

          $319,216.02    in the form of an assumption of the indebtedness,
                         including accrued interest, of Seller to Kenneth F.
                         Guarino pursuant to the Promissory Note of Seller dated September 30, 1994; and

          $407,371.44    in the form of an partial assumption of the
                         indebtedness, including accrued interest, of Metro to Metro Equipment pursuant to the Promissory Note of Metro dated June 1, 1991.

     2. Except as amended hereby, the Capital Stock Purchase Agreement remains true and correct and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                Airborne For Men, Ltd.


                              By:/s/
- ---------------------------      -----------------------------
Witness                       Dennis Nichols, President

                           Capital Video Corporation

                              By:/s/
- ---------------------------      -----------------------------
Witness                       A. Daniel Geribo, President